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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 21, 2003



                             Century Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


         Massachusetts                         ______
(State or other jurisdiction of         (Commission File No.)              04-2498617
         incorporation)                        0-15752            (IRS Employer Identification No.)

       400 Mystic Avenue                                                      02155
          Medford, MA                                                      (Zip Code)
(Address of principal executive offices)



                                (781) 391-4000
                        (Registrant's telephone number,
                              including area code)


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


Item 5.   Other Events.

     On January 21, 2003, Century Bancorp, Inc. (the "Company"), the Massachusetts bank holding company for Century Bank and Trust Company, issued a press release announcing the Company's results for the year ended December 31, 2002. The Company is attaching this press release as Exhibit 99.1 to this Current Report on Form 8-K

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits.

     (A)(B) Inapplicable

     (C) Exhibits

     99.1 Press Release issued by the Company on January 21, 2003 for the year ended December 31, 2002.

                                   SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CENTURY BANCORP, INC.

                                     /s/ Paul V. Cusick, Jr.
                                     Paul V. Cusick, Jr.
                                     Chief Financial Officer


Dated:   January 23, 2003

                                                                  Exhibit 99.1


[GRAPHIC OMITTED]

     NEWS RELEASE

     FOR IMMEDIATE RELEASE

     Contact: Paul V. Cusick, Jr.

     Phone: (781) 393-4601

     Fax: (781) 393-4071




            CENTURY BANCORP, INC. REPORTS FOURTH QUARTER RESULTS AND
                          DECLARES QUARTERLY DIVIDEND

Medford, MA, January 21, 2003---Century Bancorp Inc. (NASDAQ:CNBKA) () today announced net income of $3,461,000, or $0.62 per share diluted, for the fourth quarter ended December 31, 2002, compared to net income of $2,852,000, or $0.52 per share diluted, for the fourth quarter of 2001. For the entire year 2002, net income totaled $13,504,000, or $2.44 per share diluted, compared to $10,859,000, or $1.96 per share diluted, for the same period a year ago. Included in income for the year-to-date ended December 31, 2002 is a pre-tax, realized gain of $359,000 associated with the sale of bank premises.

At December 31, 2002, total equity capital was $100.3 million compared to $84.6 million at December 31, 2001. Century's leverage ratio stood at 8.28% on December 31, 2002, compared to 9.68% for the same period a year ago. Book value as of December 31, 2002 was $18.17 per share compared to $15.34 for the same period last year.

Century's allowance for loan losses was $8.5 million, or 1.65% of loans outstanding at the end of the fourth quarter, compared to $7.1 million, or 1.54% of loans outstanding at December 31, 2001. Non-accruing loans totaled $0.5 million at December 31, 2002, compared to $0.7 million at the end of the previous quarter and $0.4 million at December 31, 2001.

Net interest income totaled $46.4 million for the year ended December 31, 2002, versus $39.8 million for the same period in 2001. The 16.7% increase in net interest income for the year is mainly due to a 25.9% increase in the average balances of earning assets, combined with a similar increase in deposits and borrowed funds. The increase in volume was partially offset by a twenty-nine basis point decrease in the net interest margin.

                                   --more --

On October 30, 2002, the Company and Capital Crossing Bank announced the signing of a definitive agreement under which the Company's wholly-owned subsidiary, Century Bank and Trust Company will acquire Capital Crossing's branch office at 1220 Boylston Street, Chestnut Hill, Massachusetts, and substantially all of its retail deposits in its main office at 101 Summer Street, Boston, Massachusetts. The agreement includes the acquisition of approximately $233.0 million in deposits and $4.0 million of related loans. The transaction is subject to customary conditions, including regulatory approval, and is expected to close in the first quarter of 2003.

Century's Board of Directors voted a regular quarterly dividend of 11.00 cents ($0.11) per share on Century Class A common stock, and 5.50 cents ($0.0550) per share on Century Class B common stock. The dividends were declared payable February 14, 2003 to stockholders of record on January 31, 2003.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating nineteen full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain "forward-looking statements" with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
December 31, 2002 and 2001    (000's)

                                                                   December 31,             December 31,
Assets                                                                2002                     2001
------
                                                                -----------------         ------------
Cash and Due From Banks                                                   $63,188             $71,820
Federal Funds Sold and Interest-bearing Deposits In Other Banks            59,017             106,013

Securities Available-For-Sale (AFS)                                       761,531             460,833

Securities Held-to-Maturity                                               127,209             142,608

Loans:
  Commercial & Industrial                                                  46,044              59,162
  Construction & Land Development                                          33,155              39,256
  Commercial Real Estate                                                  291,598             241,419
  Residential Real Estate                                                  92,291              88,450
  Consumer and Other                                                        9,634               8,469
  Home Equity                                                              41,527              26,016
                                                               ------------------         ------------

    Total Loans                                                           514,249             462,772
    Less: Allowance for Loan Losses                                         8,506               7,112
                                                               ------------------         ------------

    Net Loans                                                             505,743             455,660

Bank Premises and Equipment                                                12,928              11,882
Accrued Interest Receivable                                                 9,370               7,561
Goodwill                                                                    2,717               2,717
Core Deposit Intangible                                                         0                 167
Other Assets                                                               15,498              11,761
                                                               ------------------        -------------

      Total Assets                                                     $1,557,201          $1,271,022
                                                               ==================        =============

Liabilities
Demand Deposits                                                          $248,340            $227,319

Interest Bearing Deposits:
  Savings and NOW Deposits                                                275,834             187,676
  Money Market Accounts                                                   357,921             242,665
  Time Deposits                                                           264,189             230,748
                                                               ------------------       --------------

    Total Interest Bearing                                                897,944             661,089
                                                               ------------------       --------------

      Total Deposits                                                    1,146,284             888,408

Borrowed Funds:
  Securities Sold Under Agreements to Repurchase                           51,800              72,840
  Federal Home Loan Bank Advances and Other                               169,420             143,481
                                                               ------------------       --------------

    Total Borrowed Funds                                                  221,220             216,321

  Other Liabilities                                                        60,691              52,944
  Long Term Debt                                                           28,750              28,750
                                                               ------------------       --------------

  Total Liabilities                                                     1,456,945           1,186,423

Stockholders' Equity
Common Stock                                                                5,949               5,947
Additional Paid-In Capital                                                 11,123              11,093
Retained Earnings                                                          81,755              70,123
Treasury Stock                                                            (5,982)             (5,982)
Accumulated Other Comprehensive Income, Net of Taxes                        7,411               3,418
                                                               ------------------       --------------

  Total Stockholders' Equity                                              100,256              84,599



                                                               ------------------       --------------

      Total Liabilities & Stockholders' Equity                         $1,557,201          $1,271,022
                                                               ==================       ==============

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
December 31, 2002 and 2001  (000's)


                                                                                                (unaudited)
                                                                                 Quarter                        Year-to-date
                                                                    --------------  --------------    --------------    ----------
                                                                          2002             2001            2002            2001
                                                                    --------------  --------------    --------------    ----------

Interest Income:
  Loans                                                                    $9,269          $8,765        $35,953         $36,849
  Securities Held-to-Maturity                                               1,607           2,142          7,150           9,381
  Securities Available-for-Sale                                             7,402           5,080         27,311          19,113
  Federal Funds Sold and Interest-                                            188             184            710           2,116
  bearing Deposits In Other Banks
                                                                    --------------    ---------------   ------------    ----------

    Total Interest Income                                                  18,466          16,171         71,124          67,459

Interest Expense:
  Savings and NOW Deposits                                                    594             594          2,514           3,413
  Money Market Accounts                                                     1,242             743          4,730           3,334
  Time Deposits                                                             1,873           2,248          7,510          11,727
  Securities Sold Under Agreements to Repurchase                              155             202            696           1,647
  FHLB Borrowings, Other Borrowed Funds and Long Term Debt                  2,429           1,971          9,268           7,580
                                                                    --------------     --------------   ------------    -----------

    Total Interest Expense                                                  6,293           5,758         24,718          27,701
                                                                    --------------     --------------   ------------    -----------

    Net Interest Income                                                    12,173          10,413         46,406          39,758

      Provision For Loan Losses                                               300             375          1,200           1,500
                                                                    --------------     --------------   ------------    -----------

    Net Interest Income After
      Provision for Loan Losses                                            11,873          10,038         45,206          38,258

Other Operating Income
  Service Charges on Deposit Accounts                                       1,132           1,001          4,418           3,379
  Lockbox Fees                                                                817             847          3,463           3,439
  Brokerage Commissions                                                       166             302          1,038           1,248
  Investment Transactions                                                       0               0              0              47
  Other Income                                                                264             203          1,347             750
                                                                    --------------     --------------   ------------    -----------

    Total Other Operating Income                                            2,379           2,353         10,266           8,863

Adjusted Operating Income                                                  14,252          12,391         55,472          47,121

Operating Expenses
  Salaries                                                                  4,517           4,041         17,449          15,157
  Employee Benefits                                                         1,147           1,006          4,260           3,613
  Occupancy                                                                   640             518          2,301           2,121
  Equipment                                                                   494             495          2,134           1,871
  Other                                                                     1,880           1,896          7,945           7,263
                                                                    --------------     --------------   ------------    -----------

    Total Operating Expenses                                                8,678           7,956         34,089          30,025
                                                                    --------------     --------------   ------------    -----------

      Income Before Income Taxes                                            5,574           4,435         21,383          17,096

        Provision for Income Taxes                                          2,113           1,583          7,879           6,237
                                                                    --------------     --------------   ------------    -----------

      Net Income                                                           $3,461          $2,852        $13,504         $10,859
                                                                    ==============     ==============   ============    ===========



Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
December 31, 2002 and 2001    (000's)

                                                                           December 31,            December 31,
Assets                                                                         2002                    2001
------
                                                                        -------------------     -------------------
Cash and Due From Banks                                                            $55,270                 $51,643
Federal Funds Sold and Interest-Bearing Deposits in Other Banks                     45,273                  52,784

Securities Available-For-Sale (AFS)                                                571,027                 330,217
Securities Held-to-Maturity                                                        126,675                 151,975

    Total Loans                                                                    488,465                 443,395
    Less: Allowance for Loan Losses                                                  7,828                   6,582
                                                                        -------------------     -------------------

    Net Loans                                                                      480,637                 436,813

Bank Premises and Equipment                                                         11,953                  10,195
Accrued Interest Receivable                                                          9,446                   7,618
Goodwill                                                                             2,714                   2,853
Core Deposit Intangible                                                                 69                     266
Other Assets                                                                        18,529                  14,560
                                                                        -------------------     -------------------

      Total Assets                                                              $1,321,593              $1,058,924
                                                                        ===================     ===================

Liabilities
Demand Deposits                                                                   $232,372                $209,188

Interest Bearing Deposits:
  Savings and NOW Deposits                                                         249,756                 197,599
  Money Market Accounts                                                            268,504                 130,717
  Time Deposits                                                                    214,480                 230,070
                                                                        -------------------     -------------------
    Total Interest Bearing                                                         732,740                 558,386
                                                                        -------------------     -------------------

      Total Deposits                                                               965,112                 767,574

Borrowed Funds:
  Securities Sold Under Agreements to Repurchase                                    61,718                  71,826
  Federal Home Loan Bank Advances and Other                                        157,781                  94,257
                                                                        -------------------     -------------------

    Total Borrowed Funds                                                           219,499                 166,083

  Other Liabilities                                                                 15,984                  17,238
  Long Term Debt                                                                    28,750                  28,750
                                                                        -------------------     -------------------

  Total Liabilities                                                              1,229,345                 979,645



Stockholders' Equity
Common Stock                                                                         5,948                   5,947
Additional Paid-In Capital                                                          11,111                  11,093
Retained Earnings                                                                   76,073                  65,486
Treasury Stock                                                                     (5,982)                 (5,571)
Accumulated Other Comprehensive Income, Net of Taxes                                 5,098                   2,324
                                                                        -------------------     -------------------

  Total Stockholders' Equity                                                        92,248                  79,279
                                                                        -------------------     -------------------

      Total Liabilities & Stockholders' Equity                                  $1,321,593              $1,058,924
                                                                        ===================     ===================


Total Earning Assets                                                             1,231,440                 978,371
                                                                        ===================     ===================







Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
December 31, 2002 and 2001  (000's)

                                                                                       2002                       2001
                                                                                --------------------       --------------------

Performance Measures:

Earnings per average share, basic, quarter                                                    $0.63                      $0.52
Earnings per average share, diluted, quarter                                                  $0.62                      $0.52
Earnings per average share, basic , year-to-date                                              $2.45                      $1.96
Earnings per average share, diluted, year-to-date                                             $2.44                      $1.96
Return on average assets                                                                      1.02%                      1.03%
Return on average stockholders' equity                                                       14.64%                     13.70%
Net interest margin (taxable equivalent)                                                      3.77%                      4.06%
Efficiency ratio                                                                              60.1%                      61.7%
Book value per share                                                                         $18.17                     $15.34

Common Share Data:
   Average shares outstanding, basic, quarter                                             5,517,400                  5,515,350
   Average shares outstanding, basic, year-to-date                                        5,516,590                  5,535,309
   Average shares outstanding, diluted, quarter                                           5,539,137                  5,524,578
   Average shares outstanding, diluted, year-to-date                                      5,534,059                  5,541,745

   Shares outstanding Class A                                                             3,397,315                  3,377,420
   Shares outstanding Class B                                                             2,120,110                  2,137,930
                                                                                --------------------       --------------------
     Total shares outstanding                                                             5,517,425                  5,515,350
                                                                                ====================       ====================


Assets Quality and Other Data:



Allowance for loan losses / loans                                                             1.65%                      1.54%
Nonaccrual loans                                                                               $511                       $423
Nonperforming assets                                                                           $511                       $423
Loans 90 days past due and still accruing                                                        $0                         $9
Net (recoveries) charge-offs                                                                   ($194)                      $50

Leverage ratio                                                                                8.28%                      9.68%
Tier 1 risk weighted capital ratio                                                           16.77%                     17.29%
Total risk weighted capital ratio                                                            17.98%                     18.74%
Total risk weighted assets                                                                 $707,885                   $608,542


